================================================================================

                                                                      Exhibit 24

                               POWERS OF ATTORNEY

      Each of the undersigned directors and officers of Oak Hill Financial, Inc. (the "Corporation") whose signature appears below hereby appoints John D. Kidd,
R. E. Coffman, Jr. or Ron J. Copher, or either of them, as his attorney-in-fact to sign, in his name and on behalf of and in any and all capacities stated below, and to cause to be filed with the SEC, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2004, and likewise to sign and file any amendments, post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person. Hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact of his substitute may do by virtue hereof.

      IN WITENESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 15, 2005.

              SIGNATURE                                  TITLE

/s/ Evan E. Davis                       Director
--------------------------------
Evan E. Davis

/s/ John D. Kidd                        Chairman and Director
--------------------------------
John D. Kidd

/s/ R. E. Coffman, Jr.                  President, Chief Executive Officer and
--------------------------------        Director (Principal Executive Officer)
R. E. Coffman, Jr.

/s/ David G. Ratz                       Chief Administrative Officer
--------------------------------
David G. Ratz

/s/ Ron J. Copher                       Chief Financial Officer, Secretary and
--------------------------------        Treasurer (Principal Financial and
Ron J. Copher                           Accounting Officer)

/s/ D. Bruce Knox                       Chief Information Officer
--------------------------------
D. Bruce Knox

/s/ Scott J. Hinsch, Jr.                Vice President
--------------------------------
Scott J. Hinsch, Jr.

/s/ Candice R. DeClark-Peace            Director
--------------------------------
Candice R. DeClark-Peace

/s/ Barry M. Dorsey                     Director
--------------------------------
Barry M. Dorsey, Ed.D.

/s/ Donald R. Seigneur                  Director
--------------------------------
Donald R. Seigneur


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

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                                                          Exhibit 24 (continued)

                               POWERS OF ATTORNEY

      Each of the undersigned directors and officers of Oak Hill Financial, Inc. (the "Corporation") whose signature appears below hereby appoints John D. Kidd,
R. E. Coffman, Jr. or Ron J. Copher, or either of them, as his attorney-in-fact to sign, in his name and on behalf of and in any and all capacities stated below, and to cause to be filed with the SEC, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2004, and likewise to sign and file any amendments, post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person. Hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact of his substitute may do by virtue hereof.

      IN WITENESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 15, 2005.

          SIGNATURE                                           TITLE

/s/ William S. Siders                                       Director
--------------------------
William S. Siders

/s/ H. Grant Stephenson                                     Director
--------------------------
H. Grant Stephenson

/s/ Neil S Strawser                                         Director
--------------------------
Neil S. Strawser

/s/ Donald P. Wood                                          Director
--------------------------
Donald P. Wood


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